Advisory Research International Small Cap Value Fund
Investor Class (Ticker Symbol: ADVIX)
Class I (Ticker Symbol: ADVLX)

A series of Investment Managers Series Trust

Supplement dated June 30, 2017, to the
Summary Prospectus dated March 1, 2017.

Effective July 1, 2017 (the “Effective Date”), Drew Edwards and Marco P. Priani will no longer serve as portfolio managers of the Advisory Research International Small Cap Value Fund (the “International Small Cap Fund”). Kevin A. Ross and Stephen Evans will be added as portfolio managers to the International Small Cap Fund. Accordingly, as of the Effective Date, the “Portfolio Managers” section on page 5 of the Summary Prospectus is replaced with the following:

Kevin A. Ross and Stephen Evans are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Portfolio Manager of the Fund Since:
Kevin A. Ross	2017
Stephen Evans	2017

Please file this Supplement with your records.